ANGEL OAK ULTRASHORT INCOME ETF (the “Fund”)

a series of Angel Oak Funds Trust (the “Trust”)

December 20, 2024

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 30, 2024

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the summary prospectus, prospectus and SAI.
The Fund will be changing its primary listing exchange from NYSE Arca, Inc. to the Nasdaq Stock Market LLC on December 20, 2024.

Effective immediately, all references to “the NYSE Arca, Inc.” in the Summary Prospectus, Prospectus and SAI are deleted in their entirety and replaced with “the Nasdaq Stock Market LLC.”

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

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